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                                  EXHIBIT 10.89


LOAN AND SECURITY AGREEMENT


         THIS LOAN AND SECURITY AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into effective this 28th day of June, 1996, by and between Logan Medical Devices, Inc., a Colorado corporation with its principal executive offices located at 506 Paula Avenue, Glendale, California 91201 (hereinafter referred to as the "Company"), on the one hand, and Ronald Bruce Logan-Sinclair, whose address is 2 Clarendon Drive, Rochester, Kent, ME2 3LT, United Kingdom, and Howard George Vincent Cooke, whose address is Sleepers, Buckland Lane, Maidstone, Kent, ME16 0BH, United Kingdom, on the other hand. Messrs. Logan-Sinclair and Cooke are hereinafter sometimes collectively referred to as the "Debentureholders."

         WHEREAS, the Company agreed, pursuant to that certain Agreement dated June 11, 1996, by and among the parties hereto and Pollution Research and Control Corp., to purchase 6,300 issued and outstanding 1 pound ordinary shares (hereinafter referred to as the "Common Shares") of Logan Research Ltd., a private United Kingdom company limited by shares with its offices located at 74 College Road, Maidstone, Kent, ME15 6SL, United Kingdom ("hereinafter referred to as "LRL"), owned of record and beneficially collectively by the Debentureholders, as payment in full of the purchase price for which the Company agreed to issue debentures (hereinafter referred to as the "Debentures") in the principal amounts of $285,714.29 and $14,285.71 to Messrs. Logan-Sinclair and Cooke, respectively.

         WHEREAS, the Debentureholders have delivered the certificates and transfers for the Common Shares to the Company prior to the date hereof.

         WHEREAS, the Company has duly authorized the issuance of the Debentures to each of the Debentureholders under this Agreement in the principal amounts indicated above as payment in full of the purchase price for the Common Shares and, further, the Company has duly authorized the execution and delivery of this Agreement to provide therefor and for the respective rights of the Company and the Debentureholders hereunder and the terms upon which the Debentures are, and are to be, delivered.

         NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.1. Definitions. When used herein, the following terms shall have the following meanings:





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                     a. "Account(s)": Account(s), contract right(s), chattel
paper, instruments and documents, whether now owned or hereinafter acquired by the Company.

                     b. "Agreement": The Loan and Security Agreement described in the first paragraph of this instrument.

                     c. "Account Debtor": Any "Person" (as defined in subsection u. below) who is or who may become obligated to the Company under or on account of an Account.



                     d. "Business Day": The term "business day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a legal holiday in Glendale, California, or is not a day on which banking institutions in the State of California are closed or are authorized by law to be closed.

                     e. "Charges": All national, federal, state, county, city, municipal and/or other governmental taxes, levies, assessments, charges, liens, claims or encumbrances upon and/or relating to

                           (a) The "Collateral" (as defined in subsection f.
below);

                           (b) The "Liabilities" (as defined in subsection s.
below);

                           (c) The Company's employees, payroll, income and/or
gross receipts;

                           (d) The Company's ownership and/or use of its assets;
or

                           (e) Any other aspect of the Company's business.

                  f. "Collateral": The property and interests in property securing the Liabilities pursuant to Article IV hereof.

                  g. "Company": The Person named as the "Company" in the first paragraph of this document until a successor corporation shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Company" shall mean such successor corporation.

                  h. "Company Request," "Company Order" and "Company Consent" mean, respectively, a written request, order or consent signed in the name of the Company by its Chairman of the Board of Directors, President or a Vice President and by its Treasurer, an Assistant Treasurer, Secretary or an Assistant Secretary.

                  i. "Debenture Register": This term has the meaning specified in Section 2.3. hereof.

                  j. "Debentureholder": The Person in whose name such Debenture is registered in the Debenture Register.




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                  k. "Debentures": Those certain instruments of even date
herewith from the Company to each of Messrs. Logan-Sinclair and Cooke in the principal amounts of $285,714.29 and $14,285.71, respectively, in the forms of Exhibits A and B attached hereto and incorporated herein by this reference.

                  l. "Equipment": All of the Company's now owned or hereinafter acquired fixtures and equipment, including, without limitation, furniture, vehicles and trade fixtures.

                  m. "Event of Default": Any of the events specified in Section
6.1. hereof.

                  n. "General Intangibles": All choses in action, causes of action and all other intangible personal property of the Company of every kind and nature (other than Accounts) now owned or hereinafter acquired by the Company, including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs and the claims under guaranties, security interests or other security held by or granted to the Company to secure payment of any of the Accounts by an Account Debtor.

                  o. "Holder": The Person or Persons in whose name or names a particular Debenture shall be registered on the Debenture Register.

                  p. "Indebtedness": All liabilities, obligations and indebtedness of any and every kind and nature, including, without limitation, the Liabilities and all obligations to trade creditors, whether heretofore, now or hereinafter owing, arising, due or payable from the Company to any Person and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise. Without in any way limiting the generality of the foregoing, Indebtedness specifically includes the following:

                            (i) All obligations or liabilities of the Company
which are secured by any lien, claim, encumbrance or security interest upon property owned by the Company, even though the Company has not assumed or become liable for the payment thereof.

                            (ii) All obligations or liabilities created or
arising under any lease of real or personal property, or conditional sale or other title retention agreement with respect to property used and/or acquired by the Company, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession of such property; and

                            (iii) Deferred taxes.

                    q. "Interest Payment Date": The Stated Maturity (March 31, June 30, September 30 or December 31, as the case may be) of an installment of interest on the Debentures.

                    r. "Inventory": Any and all goods, merchandise and other personal property, wheresoever located and whether or not in transit, now owned or hereinafter acquired by the Company which is or may at any time be held for sale or lease, furnished under any contract of service or held as raw materials, work in process, supplies or materials used or consumed in the Company's business, including, without limitation, medical and related products, devices and components and supplies used




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or useful in the manufacturing process, and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by the Company.

                    s. "Liabilities": All liabilities, obligations and indebtedness of any and every kind and nature (including, without limitation, interest, charges, expenses, attorneys' fees and other sums chargeable to the Company by the Debentureholders), whether arising under the Debentures or this Agreement, under any of the "Other Agreements" (as defined in subsection u. below) or acquired by the Company from any other source, whether heretofore, now or hereinafter owing, arising, due or payable from the Company to the Debentureholders and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, including obligations of performance.

                    t. "Maturity": The date on which the principal of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                    u. "Other Agreements": All "Supplemental Documentation" (as defined in subsection ee. below) and all agreements, instruments and documents, including, without limitation, notes, guaranties, mortgages, deeds of trust, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, financing statements, subordination agreements, trust account agreements and all other written matters whether heretofore, now or hereinafter executed by or on behalf of the Company and/or delivered to the Debentureholders, with respect to this Agreement, or with respect to the Debentureholders.

                    v. "Person": Any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof.)

                    w. "Place of Payment": Means the office of the Company maintained for purpose of payment in the City of Glendale, County of Los Angeles, State of California.

                    x. "Presentment Date": When used with respect to any Debenture to be redeemed means the date when any notice of such redemption is received by the Company.

                    y. "Record Date": When used with respect to an interest payment date means March 1, June 1, September 1 or December 1 next preceding each such Interest Payment Date, or if such date is not a Business Day in the State of California, the Business Day next preceding such date and, when used with respect to the payment of any defaulted interest, means the date, established by the Company by giving notice thereof to Debentureholders not less than ten (10) days preceding such date, for the determination of Debentureholders entitled to such payment.

                    z. "Redemption Date": When used with respect to any Debenture to be redeemed means the date fixed for such redemption by or pursuant to this Agreement.





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                   aa. "Redemption Price": When used with respect to any
Debenture to be redeemed means the price at which it is to be redeemed pursuant to this Agreement.

                   bb. "Stated Maturity": When used with respect to any Debenture or any installment of interest thereon means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such installment of interest is due and payable.

                   cc. "Stock": All shares, options, interests, participations or other equivalents (howsoever designated) of or in a corporation, whether voting or non-voting, including, without limitation, common stock, warrants, preferred stock, convertible debentures and all agreements, instruments and documents convertible, in whole or in part, into any one or more or all of the foregoing.

                   dd. "Subsidiary": The term "Subsidiary" shall mean any corporation the majority of the shares of Stock of which at the time outstanding having voting power for the election of directors is owned directly or indirectly by the Company or by one or more of its other Subsidiaries.

                   ee. "Supplemental Documentation": Agreements, instruments, documents, financing statements, warehouse receipts, bills of lading, notices of assignment of accounts, schedules of accounts assigned, mortgages, certificates of title and other written matter necessary or requested by the Debentureholders to perfect and maintain perfected the Debentureholders' security interests in the Collateral and to consummate the transactions contemplated in or by this Agreement and the Other Agreements.

                   ee. "Other Terms": All other terms contained in this Agreement shall, when the context so indicates, have the meanings provided for by the Uniform Commercial Code, as now in effect in the State of Colorado, to the extent that the same are used or defined therein.


         Section 1.2.      Acts of Debentureholders.

                   a. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Debentureholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Debentureholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Company. Such instrument or instruments (and in the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Debentureholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Company, if made in the manner provided in this Section.

                  b. The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such




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execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                  c. The fact and date of execution of any such instrument or writing or the authority of the Person executing the same may also be proved in any other manner which the Company deems sufficient; and the Company may in any instance require further proof with respect to any of the matters referred to in this Section.

                  d. The ownership of Debentures shall be proved by the Debenture Register.

                  e. Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

         Section 1.3. Notices, Etc., to Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Debentureholders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with, the Company by any Debentureholder shall be sufficient for every purpose hereunder (except as provided in subsections a. and b. of Section 6.1) if in writing and mailed, first class, postage prepaid, to the Company addressed to it at the address of its principal executive offices specified in the first paragraph of this instrument or at any other address previously furnished in writing by the Company.

         Section 1.4.      Notices to Debentureholders; Waiver.

                  a. Where this Agreement provides for giving notice to Debentureholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Debentureholder at his address as it appears in the Debenture Register, not later than the latest date, and not earlier than the earliest date, prescribed for the first giving of such notice. Where this Agreement provides for the giving of notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Debentureholders shall be filed with the Company, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  b. In the event that it shall be impracticable to mail notice of any event to Debentureholders when such notice is required to be given pursuant to any provision of this Agreement by reason of the suspension of regular mail service, as a result of a strike, work stoppage or similar activity, then any manner of giving such notice as shall be satisfactory to the Company shall be deemed to be a sufficient giving of such notice.

         Section 1.5. Effect of Heading and Table of Contents. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         Section 1.6. Successors and Assigns. All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.




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         Section 1.7. Separability Clause. In case any provision in this
Agreement or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 1.8. Benefit of Agreement. Nothing in this Agreement or in the Debentures, express or implied, shall give to any person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         Section 1.9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Colorado.

         Section 1.10. Legal Holidays. In any case where the date of any Interest Payment Date, Redemption Date or the Stated Maturity of any Debenture shall not be a Business Day, then (notwithstanding any other provision of the Debentures or this Agreement) payment of the principal of or interest on any Debenture need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, and no interest shall accrue for the period from and after any such nominal date.

         Section 1.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document.

         Section 1.12. Entire Agreement. This Agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all prior understandings, agreements and negotiations between and among the parties.

         Section 1.13. Waiver and Modification. Any waiver, alteration or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto.

         Section 1.14. Attorneys' Fees. The parties agree that, should litigation arise in relation to this Agreement or its enforcement, as between the Company and the Debentureholders, the losing party or parties, jointly and severally, agree to pay the prevailing party or parties the amount of such prevailing party's or parties' reasonable attorneys' fees, expenses and costs.



ARTICLE TWO

THE DEBENTURES

         Section 2.1.      Titles and Terms.

                  a. The Debentures shall be known and designated as the "9% Debentures Due June 28, 2006" of the Company. Their stated maturity shall be June 28, 2006 and they shall bear interest from their date of issuance, payable quarterly on March 31, June 30, September 30 and December 31




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of each year commencing on June 30, 1998, at the rate of nine per cent per annum until the principal thereof has been paid or duly provided for.

                  b. Every Debenture shall be dated the date of its issuance, and shall bear interest quarterly on March 31, June 30, September 30 and December 31, next preceding the date of such Debenture to which interest on the Debenture has been paid, unless the date of such Debenture is a date to which such interest has been paid, in which case from the date of such Debenture or unless the date of such Debenture is prior to the first date to which such interest has been paid, in which case from June 30, 1998. However, so long as there is no existing default in the payment of interest on the Debentures, every Debenture authenticated by the Debenture Registrar after the close of business on the Record Date for any Interest Payment Date (March 1, June 1, September 1 or December 1, as the case may be) and prior to such Interest Payment Date shall be dated the date of its issuance but shall bear interest from such Interest Payment Date; provided, however, that and if the extent that the Company shall default in the payment of interest due on such Interest Payment Date then any such Debenture shall bear interest from March 31, June 30, September 30 or December 31 as the case may be, next preceding the date of such Debenture to which such interest has been paid or June 30, 1998, in the case of default in the first payment of interest.

                  c. Interest payable with respect to a Debenture on an Interest Payment Date shall be paid to the Holder of such Debenture (or any Debenture or Debentures issued upon the transfer thereof, or in exchange therefor or in lieu thereof) at the close of business on the Record Date with respect to such Interest Payment Date, except that if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the Holder of such Debenture (or any Debenture or Debentures issued upon the transfer thereof or in exchange therefor or in lieu thereof) at the close of business on the date of payment of such defaulted interest, or the Record Date, if the Company shall establish any, with respect to which payment of such defaulted interest is to be made.

                  d. Interest which is paid on a Debenture on any Interest Payment Date shall be paid by check to the order of the person entitled to such payment, mailed to his last address appearing in the Debenture Register.

         Section 2.2.      Execution, Delivery and Dating.

                  a. The Debentures shall be issued only as registered Debentures without coupons. The Debentures shall be executed on behalf of the Company by its Chairman of the Board of Directors, its President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Treasurer, Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile.

                  b. At any time and from time to time after the creation and delivery of this Agreement, the Company may deliver such Debentures as in this Agreement provided and not otherwise.

                  c. Each Debenture shall be dated the date of its issuance.

         Section 2.3.      Registration, Transfer and Exchange.




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                  a. The Company shall cause to be kept at its principal
executive offices in Glendale, California, a register (herein sometimes referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Debentures and the registration of transfers of Debentures. The Company is hereby appointed "Debenture Registrar" for the purpose of registering Debentures and effecting transfers of Debentures as herein provided.

                  b. Upon surrender for transfer of any Debenture at the office of the Company in the Place of Payment, the Debenture Registrar shall execute and deliver, in the name of the designated transferee or transferees, one or more new Debentures of a like aggregate principal amount, all as requested by the transferor.

                  c. All Debentures surrendered upon any exchange or transfer provided for in this Agreement shall be promptly canceled by the Debenture Registrar and thereafter disposed of as directed by a Company Order.

                  d. Every Debenture presented or surrendered for transfer or exchange shall (if so required by the Debenture Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Debenture Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  e. No service charge shall be made for any transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

                  f. The Company shall not be required to transfer or exchange any Debenture called or being called for redemption in whole or in part.

         Section 2.4.      Mutilated, Destroyed, Lost or Stolen Debentures.

                  a. A mutilated Debenture may be surrendered and thereupon the Debenture Registrar shall execute and deliver in exchange therefor a new Debenture of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  b. If there be delivered to the Debenture Registrar (i) evidence to its satisfaction of the destruction, loss or theft of any Debenture and (ii) such security or indemnity as may be required by it to save the Company harmless, then, in the absence of notice to the Debenture Registrar that such Debenture has been acquired by a bona fide purchaser, the Debenture Registrar shall execute and deliver in lieu of any such destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  c. In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, or has been called or selected for redemption, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

                  d. Upon the issuance of any new Debenture under this Section, the Debenture Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge




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that may be imposed in relation thereto and any other reasonable expenses
(including the fees and expenses of the Debenture Registrar) connected therewith.

                  e. Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debenture shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Debentures duly issued hereunder.

                  f. The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

         Section 2.5. Interest Rights Preserved. Each Debenture delivered under this Agreement upon transfer of or in exchange for or in lieu of any other Debenture shall (subject to Section 2.1.) carry all of the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture, and each such Debenture shall be so dated in order that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

         Section 2.6. Persons Deemed Owners. The Company and any agent of the Company may treat the Person in whose name any Debenture is registered as the owner of such Debenture for the purpose of receiving payment of the principal of, and (subject to Section 2.1.) interest on, such Debenture and for all other purposes whatsoever whether or not such Debenture be overdue, and neither the Company nor any agent of the Company shall be affected by notice to the contrary.

         Section 2.7. Cancellation. All Debentures surrendered for payment, transfer, exchange, conversion or redemption shall, if surrendered to any person other than the Debenture Registrar, be delivered to the Debenture Registrar and, if not already canceled, shall be promptly canceled by it. All Debentures surrendered for payment, transfer, exchange, conversion or redemption to the Debenture Registrar shall be promptly canceled. No Debentures shall be issued in lieu of or in exchange for any Debentures canceled as provided in this Section, except as expressly permitted by this Agreement. All canceled Debentures held by the Debenture Registrar shall be disposed of as directed by a Company Order, which may provide for the destruction thereof.


ARTICLE THREE

TERMINATION OF AGREEMENT

         Section 3.1. Satisfaction and Discharge of Agreement. This Agreement shall cease to be of further effect (except as to any surviving rights of redemption or transfer or exchange of Debentures herein expressly provided for and rights to receive payments of interest thereon), and the responsibilities of the Company under this Agreement shall be satisfied and discharged when

                  a.       Either





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                           (i) All Debentures theretofore delivered (other than
(a) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.4. and (b) Debentures for whose payment money has theretofore been segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in subsection c. of Section 5.1.) have been canceled or delivered to the Company for cancellation; or

                           (ii) All such Debentures not theretofore canceled or
delivered to the Company for cancellation

                                    (a) Have become due and payable,

                                    (b) Will become due and payable at their
Stated Maturity within one year,

                                    (c) Have been presented to the Company for
redemption, or

                                    (d) Are to be called for redemption within
one year under arrangements satisfactory to the Debentureholders for the giving of notice of redemption by the Company at its expense,

and the Company, in the case of subsections (a), (b), (c) or (d) above, has caused to be segregated and held in trust, as trust funds in trust for the purpose, an amount (said amount to be immediately due and payable to the Holders of the Debentures) sufficient to pay and discharge the entire indebtedness of such Debentures not theretofore canceled or delivered to the Company for cancellation, for principal and interest to the date of such segregation (in the case of Debentures which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; and

                  b. The Company has paid or caused to be paid all other sums payable hereunder by the Company.

         Section 3.2. Application of Trust Money. All money segregated pursuant to Section 3.1. shall be held in trust and applied by the Company in accordance with the provisions of the Debentures and this Agreement to the payment directly to the Debentureholders for whose payment or redemption such money has been segregated, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law. The Company shall give notice at its expense of the immediate availability of the money segregated pursuant to Section 3.1. to the Persons entitled to such money.


ARTICLE IV

COLLATERAL

         Section 4.1. Security Interest in Personalty. To secure the prompt payment to the Debentureholders of the Liabilities, the Company hereby grants to the Debentureholders, jointly and severally, a continuing first priority security interest in and to all of its following property and interests in property, whether now owned or existing or hereinafter acquired or arising and wheresoever located:


                  a.       Accounts;

                  b.       Equipment;

                  c.       Inventory;

                  d.       General Intangibles;

                  e. All monies, residues and property of any kind now, or at any time or times hereinafter, in the possession or under the control of the Debentureholders or a bailee of the Debentureholders;

                  f. All accessions to, substitutions for and all replacements, products and proceeds of the foregoing, including, without limitation, proceeds of insurance policies insuring the collateral; and

                  g. All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the foregoing.

(All of the property and interests in property described in subsections (a), (b), (c), (d), (e), (f) and (g) and all other property and interests in property which shall, from time to time, secure the Liabilities, including, without limitation, those described in Section 4.2. immediately below, are herein collectively referred to as the "Collateral.")

         Section 4.2. Security Interest in Real Estate. In addition to the other Collateral, the Liabilities shall be secured by mortgages conveying a first priority security interest in any real estate owned by the Company hereinafter, in any case inclusive of all fixtures appurtenant to any such improved real property and subject only to usual and ordinary title exceptions. In any such case, the Debentureholders shall have received from the Company each of the following:

                  a. A duly executed mortgage in form and substance reasonably satisfactory to the Debentureholders with respect to the real property, duly recorded in the appropriate recording offices with all recording fees and taxes, if any, paid thereon; and

                  b. A title insurance policy or binder, in customary form, with premiums paid thereon, issued by a title insurance company acceptable to the Debentureholders, and insuring that the Debentureholders' mortgages constitute valid second priority liens on the real estate described therein, free and clear of any and all defects and encumbrances whatsoever, other than usual and ordinary title exceptions acceptable to the Debentureholders in their sole discretion.

         Section 4.3 Disclosure of Security Interest. The Company shall make appropriate entries upon its financial statements and its books and records disclosing the Debentureholders' security interest in the Collateral.

         Section 4.4 Financing Statements. At the Debentureholders' request, the Company shall execute and/or deliver to the Debentureholders, at any time or times hereinafter, all Supplemental Documentation that the Debentureholders may reasonably request, in form and substance acceptable to the Debentureholders, and pay the costs of any recording or filing of the same. Upon the occurrence of an Event of Default, the Company hereby irrevocably makes, constitutes and appoints the Debentureholders (and all Persons designated by the Debentureholders for that purpose) as the Company's true and lawful attorney (and agent-in-fact) to sign the name of the Company on any of the Supplemental Documentation to such Persons as the Debentureholders, in their sole discretion, may elect. The Company agrees that a photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

         Section 4.5 Inspection. The Debentureholders (by any of their agents) shall have the right, at any time or times during the Company's usual business hours, to inspect the Collateral, all records related thereto (and to make extracts from such records), and the premises upon which any of the Collateral is located, to discuss the Company's affairs and finances with any Person and to verify the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral.

         Section 4.6. Perfection and Priority; Location of Collateral. The Company warrants and represents that:

                  a. None of the Collateral is subject to any lien, security interest or other encumbrance, except as disclosed on Exhibit C attached hereto and incorporated herein by this reference.

                  b. The offices and/or locations where the Company keeps the Collateral and books and records, including, without limitation, computer programs, printouts and other computer materials and records concerning the Collateral, are at the locations set forth on Exhibit C, and the Company shall not remove such books and records and/or the Collateral therefrom, except for removal of Inventory upon its sale, and shall not keep any of such books and records and/or the Collateral at any other office(s) or location(s) unless (i) the Company gives the Debentureholders written notice of such removal and the new location of said books and records and/or the Collateral at least thirty
(30) days prior thereto and (ii) the other office or location is within the continental United States of America.

         Section 4.7. Debentureholders' Payment of Claims Asserted Against Company. The Debentureholders may, at any time or times hereinafter, in their sole discretion and without waiving or releasing any obligation, liability or duty of the Company under this Agreement or the Other Agreements, or any Event of Default, pay, acquire and/or accept an assignment of any security interest, lien, claim or encumbrance asserted by any Person against the Collateral; provided that the Debentureholders shall first give the Company written notice of their intent to do the same, and the Company does not, within ten (10) days of such notice, pay such claim and/or obtain to the Debentureholders' reasonable satisfaction the release of the security interests, liens, claims or encumbrances to which such notice relates. All sums paid by the Debentureholders in respect thereof and all costs, fees and expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, which are incurred by the Debentureholders on account thereof, shall be payable, on demand, by the Company to the Debentureholders and shall be additional Liabilities hereunder secured by the Collateral.

ARTICLE V

COVENANTS

         Section 5.1 General Warranties and Representations. The Company warrants and represents that:

                  a. Payment of Principal, Premium and Interest. The Company will duly and punctually pay the principal of and interest on the Debentures in accordance with the terms of the Debentures and this Agreement.

                  b. Maintenance of Office. The Company will maintain an office in the Place of Payment where Debentures may be presented or surrendered for Payment, where Debentures may be presented or surrendered for transfer, exchange or conversion and where notices and demands to or upon the Company in respect of the Debentures and this Agreement may be served and where the principal and interest of the Debentures shall be payable. The Company will give prompt written notice of the location, and of any change in the location, of such office. If at any time the Company shall fail to maintain such office or shall fail to give notice of the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal executive offices of the Company in Glendale, California. The Company may maintain one or more additional offices for any of such purposes, within or without the Place of Payment, and will give prompt written notice of the location, and of any change in the location, of any such additional office.

                  c. Money for Debenture Payments to Be Held in Trust. The Company will, on or before each due date of the principal of or interest on any of the Debentures, segregate and hold in trust for the benefit of the Holders of such Debentures a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided. Any money then held by the Company, in trust for the payment of the principal of or interest on any Debenture and remaining unclaimed for six years after such principal or interest has become due and payable shall be paid to the Company on Company request, or (if then held by the Company) shall be discharged from such trust; and the holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Company as trustee of such trust money, shall thereupon cease; provided, that, before making any such repayment, the Company shall send notice to the persons entitled to such unclaimed money at their last address appearing on the Debenture Register, unless previous communications forwarded to such addresses have been returned unclaimed.

                  d. Payment of Taxes and Other Claims. The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property and (ii) all lawful charges for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  e. Maintenance of Properties. The Company will cause all the properties of the Company and of any Subsidiary, used or useful in the conduct of the business of the Company or of such Subsidiary, to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any Subsidiary from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company or such Subsidiary, respectively, desirable in the conduct of its business and not disadvantageous in any material respect to the Debentureholders.

                  f. Corporate Existence. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, and that the loss thereof is not disadvantageous in any material respect to the Debentureholders.

                  g. Insurance. The Company will insure and keep insured, and will cause each of its Subsidiaries to insure and keep insured, to a reasonable amount with reputable insurance companies, so long as any of the Debentures shall be outstanding, all property of a character usually insured by corporations engaged in the same or a similar business against loss or damage of the kinds customarily insured against by such corporations (including without limitation against all tort or product liability claims) and carry, and cause each of its Subsidiaries to carry, such other insurance, all in such amounts and against such risks, as is usually carried by corporations engaged in the same or a similar business or owning similar properties.

                  h. Authorization. The Company has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform the Debentures, this Agreement and the Other Agreements executed concurrently herewith. The execution, delivery and/or performance by the Company of the Debentures, this Agreement and the other Agreements shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in the Articles of Incorporation or Bylaws of the Company or contained in any agreement, instrument or document to which the Company is now a party or by which it is otherwise bound.

         Section 5.2. Negative Covenants. Without the Debentureholders' prior written consent, which the Debentureholders may or may not, in their reasonable discretion, give concurrently herewith or hereinafter, the Company covenants that it shall not:

                  a. Merge, consolidate with or acquire any Person.

                  b. Other than in the ordinary course of its business, make any investment in the securities of any Person.

                  c. Except as otherwise expressly permitted herein or in the Other Agreements, encumber, pledge, mortgage, grant a security interest in, assign, sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution or otherwise, any of the Collateral.

                  d. Incur any Indebtedness for borrowed money (other than the Liabilities), except for Indebtedness which is unsecured or is to Persons who execute and deliver to the Debentureholders (in form and substance acceptable to the Debentureholders and their counsel) subordination agreements subordinating their claims against the Company to the payment of the Liabilities.

                  e. Make any substantial change in the nature or scope of or discontinue or dispose of any part of the Company's business.

         Section 5.3. Contesting Charges. Notwithstanding anything to the contrary herein, the Company may dispute any Charges without prior payment thereof, even if such non-payment may cause a lien to attach to the assets of the Company, provided that the Company shall have given the Debentureholders written notice of said dispute and shall be diligently contesting the same in good faith in an appropriate proceeding and, provided further that, if the same are in excess of $10,000 in the aggregate at any time or times hereinafter, the Company has given the Debentureholders such additional collateral and assurances that the Debentureholders, in their sole discretion, deems necessary under the circumstances.

         Section 5.4. Payment of Charges. Subject to the provisions of Section
5.3 immediately above, the Company shall pay promptly when due all of the Charges. In the event that the Company, at any time or times hereinafter, shall fail to pay the Charges or to promptly obtain the discharge of such Charges, the Company shall so advise the Debentureholders thereof in writing and the Debentureholders may, without waiving or releasing any obligation or liability of the Company hereunder or any Event of Default, in their sole discretion, at any time or times thereafter, make such payment, or any part thereof, or obtain such discharge and take any other action with respect thereto which the Debentureholders deem advisable. All sums so paid by the Debentureholders and any expenses, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Company to the Debentureholders and shall be additional Liabilities hereunder secured by the Collateral.

         Section 5.5. Insurance; Payment of Premiums. All policies of insurance on the Collateral shall be in form and with insurers recognized as adequate by prudent business persons and all such policies shall be in such amounts as may be satisfactory to the Debentureholders. If requested, the Company shall deliver to the Debentureholders the original (or certified copy) of each policy of insurance and evidence of payment of all premiums therefor.


ARTICLE VI

EVENTS OF DEFAULT; REMEDIES

         Section 6.1. Events of Default. "Event of Default," wherever used herein, shall mean any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  a. The default by the Company in the payment of any installment of interest upon any Debenture when it becomes due and payable and the same is not cured within thirty (30) days; or default in the payment of the principal of any Debenture at its maturity; or default in the performance of or breach of any other covenant or warranty of the Company in this Agreement and the same is not cured to the Debentureholders' satisfaction within thirty (30) days after the Debentureholders give the Company written notice, by registered or certified mail, identifying such Event of Default.

                  b. The default by the Company in the payment of the Liabilities when due and payable or declared due and payable or default in the payment of any other portion of the Indebtedness and the same is not cured within thirty (30) days; or default in the performance of or breach of any other covenant or warranty of the Company in the Other Agreements and the same is not cured to the Debentureholders' satisfaction within thirty (30) days after the Debentureholders give the Company written notice, by registered or certified mail, identifying such Event of Default.

                  c. The filing by the Company of a voluntary petition or answer seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the United States Bankruptcy Code of 1978, 11 U.S.C.
Section 101 et. seq., as amended (the "Bankruptcy Code"), or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal or foreign, now or hereinafter existing; or any agreement by the Company indicating its consent to, approval of or acquiescence in any such petition or proceeding; the application by the Company for, or the appointment by consent or acquiescence of a receiver, custodian or trustee of the Company or for all or a substantial part of its property; the making by the Company of an assignment for the benefit of creditors; or the inability or failure of the Company , or the admission in writing by the Company of its inability or failure generally, to pay its debts as such debts become due.

                  d. The filing of an involuntary petition against the Company seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal or foreign, now or hereinafter existing, or the involuntary appointment of a receiver, custodian or trustee of the Company or for all or a substantial part of its property; the entry of a material judgment or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company; and either (i) the continuance of any of the foregoing for sixty (60) days undismissed, unbonded or undischarged or (ii) within such sixty (60) day period, the entry of an order for relief under the Bankruptcy Code in any such case or proceeding.

                  e. The cessation of business operations by the Company or the enjoining, restraining or prevention of the Company by court order from conducting all or any material part of its business affairs.

                  f. Except as permitted under Section 5.3. hereinabove, the filing of record of a notice of lien, levy or assessment with respect to all or any of the Company's assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts owing at any time or times hereinafter to any one of them becomes a lien or encumbrance upon the Collateral or any of the Company's assets and the same is not released within sixty (60) days after it becomes a lien or encumbrance.

         Section 6.2. Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing, then and in every such case the Holders of the Debentures may declare the principal of the Debentures to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal shall become immediately due and payable. At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Debentureholders as hereinafter in this Article provided, the Company, by written notice to the Debentureholders, may rescind and annul such declaration and its consequences if:

                  a. The Company has paid or segregated a sum sufficient to pay all overdue installments of interest on the Debentures; and

                  b. All Events of Default, other than the nonpayment of the principal of the Debentures, have been cured or waived as provided in Section 6.9.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 6.3. Collection of Indebtedness and Suits for Enforcement. The Company covenants that if

                  a. Default is made in the payment of any installment of interest on any Debenture when such interest becomes due and payable and such default continues for a period of thirty (30) days, or

                  b. Default is made in the payment of the principal of any Debenture at the Maturity thereof, the Company will, upon demand of the Debentureholders, pay to them the whole amount then due and payable on such Debentures for principal and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the agents and counsel of the Debentureholders. If an Event of Default occurs and is continuing, the Debentureholders may in their discretion proceed to protect and enforce their rights by such appropriate judicial proceedings as the Debentureholders shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 6.4. Debentureholders May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company, the Debentureholders (irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Debentureholders shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  a. To file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Debentureholders (including any claim for the reasonable compensation, expenses, disbursements and advances of their agents and counsel) allowed in such judicial proceedings; and

                  b. To collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Debentureholder to make such payments directly to them.

         Section 6.3 Application of Money Collected. Any money collected pursuant to this Article shall be applied in the following order and, in case of the distribution of such money on account of principal or interest, upon presentation of the Debentures, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  a. First: To the payment of costs and expenses of collection;

                  b. Second: In case the principal of the Debentures shall not have become due, to the payment of interest on the Debentures, in the order of the Maturity of the installments of such interest, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

                  c. Third: In case the principal of the Debentures shall have become due, by declaration as authorized by this Agreement or otherwise, to the payment of the whole amount then owing and unpaid upon the Debentures for principal and interest, with interest on the overdue principal at the rate per annum expressed in the Debentures; and in case such monies shall be insufficient to pay in full the whole amount so due and unpaid upon the Debentures, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Debenture over any other Debentures, ratably to the aggregate of such principal and accrued and unpaid interest; and

                  d. Fourth: Any monies remaining after the payment in full of all sums required to be paid under the foregoing paragraphs a., b. and c., shall be paid over to the Company.

         Section 6.5. Limitation on Suits. No Debentureholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Debentureholder has previously given written notice of a continuing Event of Default; it being understood and intended than no one or more Debentureholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Debentureholder, or to obtain or to seek to obtain priority or preference over any other Debentureholder or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of the Debentureholders.

         Section 6.6. Unconditional Right of Debentureholders to Receive Principal and Interest. Notwithstanding any other provision in this Agreement (but subject to Section 2.1.), the Holder of any Debenture shall have the right which is absolute and unconditional to receive payment of the principal of and interest on such Debenture on the respective Stated Maturities expressed in such Debenture (or, in the case of redemption pursuant to Article Seven or Eight, on the Redemption Date subject to the limitations of Article Seven or Eight) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 6.7. Restoration of Rights and Remedies. If any Debentureholder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Debentureholder, then and in every such case the Company and the Debentureholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Debentureholders shall continue as though no such proceeding had been instituted.

         Section 6.8. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Debentureholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereinafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.9. Delay or Omission Not Waiver. No delay or omission of any Debentureholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Debentureholders may be exercised from time to time, and as often as may be deemed expedient by the Debentureholders.

         Section 6.10. Waiver of Past Defaults. The Holders of the Debentures may waive any past default hereunder and its consequences, except a default

                  a. In the payment of the principal of or interest on any Debenture, or

                  b. In respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Debenture affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 6.11. Undertaking for Costs. All parties to this Agreement agree, and each Debentureholder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Company for any action taken or omitted by it, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by any Debentureholder(s), or to any suit instituted by any Debentureholder(s) for the enforcement of the payment of the principal or interest on any Debenture on or after the respective Stated Maturities expressed in such Debenture for such principal or interest (or, in the case of redemption, on or after the Redemption Date).

         Section 6.12. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereinafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Company, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 6.13. Secured Creditor Status. If an Event of Default occurs and is continuing, than and in every such case the Debentureholders shall have all of the following rights and remedies;

                  a. All of the rights and remedies of a secured party under the Uniform Commercial Code of the state where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement and in all of the Other Agreements.

                  b. The right to (i) enter upon the premises of the Company, without any obligation to pay rent to the Company, through self-help and without judicial process, without first obtaining a final judgment or giving the Company notice and opportunity for a hearing on the validity of the Debentureholders' claim and without any obligation to pay rent to the Company, or any other place or places where the Collateral is located and kept, and remove the Collateral therefrom to the premises of the Debentureholders or any agent of the Debentureholders, for such time as the Debentureholders may desire, in order to effectively collect or liquidate the Collateral and/or (ii) require the Company to assemble the Collateral and make it available to the Debentureholders at a place to be designated by the Debentureholders, in their sole discretion.

                  c. The right to sell or to otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, without such notice as may be required by law, in lost or in bulk, for cash or on credit, all as the Debentureholders, in their sole discretion may deem advisable; such sales may be adjourned from time to time with or without notice. The Debentureholders hall have the right to conduct such sales on the premises of the Company or elsewhere and shall have the right to use such premises without charge for such sales for such time or times as the Debentureholders may see fit. The Debentureholders are hereby granted a license or other right to use, without charge, the Company's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling and Collateral and the Company's rights under all licenses and all franchise agreements shall inure to the Company's benefit. The Debentureholders shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, the Debentureholders may purchase all or any part of the collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Liabilities. The proceeds realized from the sale of any Collateral shall be applied first to the reasonable costs, expenses and attorneys' fees and expenses incurred by the Company for collection and for acquisition, completion, protection, removal, storage, sale and delivery of the Collateral; second to interest due upon any of the Liabilities; and third to the principal of the Liabilities. If any deficiency shall arise, the Company shall remain liable to the Debentureholders therefor.

         d. Notice. Any notice required to be given by the Debentureholders of a sale, lease other disposition of the Collateral or any other intended action by the Debentureholders, deposited in the United States mail, postage prepaid and duly addressed to the Company ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice to the Company.

         e. Appointment of Debentureholders as Company's Lawful Attorney. Upon and after an Event of Default, the Company irrevocably designates, makes, constitutes and appoints the Debentureholders (and all persons designated by the Debentureholders) as the Company's true and lawful attorney (and agent-in-fact) and the Debentureholders, or the Debentureholders' agent, may, without notice to the Company, and at such time or times thereafter as the Debentureholders or said agent, in their sole discretion, may determine, in the Debentureholders' or the Company's name: (i) demand payment of the Accounts; (ii) enforce payment of the Accounts, by legal proceedings or otherwise; (iii) exercise all of the Company's rights and remedies with respect to the collection of the Accounts and Collateral; (iv) settle, adjust, compromise, extend or renew the Accounts; (v) settle, adjust or compromise any legal proceedings brought to collect the Accounts; (vi) if permitted by applicable law, sell or assign the Accounts upon such terms, for such amounts and at such time or times as the Company deems advisable; (vii) discharge and release the Accounts; (viii) take control, in any manner, of any item of payment or proceeds; (ix) prepare, file and sign the Company's name on a Proof of Claim in Bankruptcy or similar document against any Account Debtor; (x) prepare, file and sign the Company's name on any Notice of Lien, Assignment or Satisfaction of Lien or similar document in connection with the Accounts and Collateral; (xi) do all acts and things necessary, in the Debentureholders' sole discretion, to fulfill the Company's obligations under this Agreement; (xii) endorse the names of the Debentureholders upon any of the items of payment or proceeds and deposit the same to the account of the Debentureholders on account of the Liabilities; (xiii) endorse the name of the Company upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and Special Collateral; (xiv) use the Company's stationery and sign the name of the Company to verifications of the Accounts and notices thereof to Account Debtors; and (xv) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory and Collateral to which the Company has access.


ARTICLE SEVEN

REDEMPTION OF DEBENTURES BY COMPANY

         Section 7.1. Right of Redemption. The Debentures shall be subject to redemption at any time on or after December 28, 1996, at the option of the Company, as a whole, or from time to time in part, in each case upon payment of the Redemption Price which shall consist of the principal amount of the Debentures so redeemed set forth in the forms of Debenture attached hereto as Exhibits A and B, plus in each case (subject to Section 7.6.) interest accrued to the Redemption Date on such Debentures.

         Section 7.2. Applicability of Article. Redemption of Debentures at the option of the Company as permitted or required by any provision of this Agreement, shall be made in accordance with such provision and this Article.

         Section 7.3. Election To Redeem. The election of the Company to redeem any Debenture shall be evidenced by a resolution of the Board of Directors. For all purposes of this Agreement, unless the context otherwise requires, all provisions relating to the redemption of Debentures at the option of the Company shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal of such Debenture which has been or is to be redeemed.

         Section 7.4. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, to each Holder of a Debenture to be redeemed, at his last address appearing in the Debenture Register.

         All notices of redemption shall state:

                  a.       The Redemption Date,

                  b.       The Redemption Price,

                  c. The identification (and, in the case of partial redemption, the respective principal amounts) of the Debentures to be redeemed,

                  d. That on the Redemption Date the Redemption Price will become due and payable upon each such Debenture, and that interest thereon shall cease to accrue on and after said date,

                  e. The place where such Debenture is to be surrendered for payment of the Redemption Price, which shall be the office of the Company in the Place of Payment and each appropriate additional office established in accordance with subsection b. of Section 5.1.

         Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. In any case, failure duly to give notice by mail, or any defect in the notice, to the Holder of any Debenture designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any Debenture.

         Notice of redemption of Debentures to be redeemed at the election of the Company shall be given by the Company.

         Section 7.5. Deposit of Redemption Price. At least one business day prior to any Redemption Date, the Company shall segregate and hold in trust as provided in subsection c. of Section 5.1. an amount of money sufficient to pay the Redemption Price of all the Debentures which are to be redeemed on such Redemption Date.

         Section 7.6. Debentures Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Debenture so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and on and after such date (unless the Company shall default in the payment of the Redemption Price) such Debenture shall cease to bear interest. Upon surrender of any such Debenture for redemption in accordance with said notice, said Debenture shall be paid by the Company at the Redemption Price. Interest maturing on an Interest Payment Date which is payable on or prior to the Redemption Date shall continue to be payable (but without interest thereon, unless the Company shall default in the payment thereof) to the persons entitled thereto according to the terms of this Agreement in the customary manner. If any Debenture called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate provided by the Debenture.

         Section 7.7. Debentures Redeemed in Part. Any Debenture which is to be redeemed only in part shall be surrendered (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by the Holder thereof or his attorney duly authorized in writing) and the Company shall execute, authenticate and deliver to the Holder of such Debenture, without service charge, a new Debenture as requested by such Holder in aggregate principal amount equal to the unredeemed portion of the principal of the Debenture so surrendered.


ARTICLE EIGHT

LIMITED RIGHT OF REDEMPTION BY DEBENTUREHOLDERS

         Section 8.1. Limited Right of Redemption. The Debentures shall be subject to redemption at any time after June 28, 1998, by the Holders thereof, by payment by the Company of the Redemption Price which shall consist of the principal amount of such Debenture plus (in each case (subject to Section 8.5.) interest accrued to the Redemption Date.

         Section 8.2. Applicability of Article. Redemption of Debentures by exercise of the limited right of redemption as permitted or required by any provision of this Agreement, shall be made in accordance with such provision and this Article.

         Section 8.3. Election to Redeem. The election of a Holder to redeem a Debenture in whole or in part shall be made by delivering to the Company at the Place of Payment, a request for redemption, in form satisfactory to the Company, together with the Debenture to be redeemed. The date of receipt of such request together with the Debenture shall be the Presentment Date thereof. The Redemption Date of such Debentures shall be not more than thirty (30) days from the Presentment Date (subject to Section 8.5.). For all purposes of this Loan and Security Agreement, unless the context otherwise requires, all provisions relating to the limited right of redemption by Holders shall relate, in the case of any Debenture so redeemed or to be redeemed only in part, to the portion of the principal of such Debenture which has been or is to be redeemed.

         Section 8.4. Deposit of Redemption Price. Subject to the provisions of
Section 8.6., not later than the due date of the principal of or interest on any of the Debentures, the Company shall segregate and hold in trust as provided in subsection c. of Section 5.1. an amount of money sufficient to pay the

Redemption Price of the Debentures. No Debenture presented for redemption pursuant to this Article 8. shall be subject to redemption at the option of the Company pursuant to the provisions of Article 9. of this Agreement or otherwise after the redemption thereof, nor shall such Debenture bear interest after the Redemption Date thereof, unless, until and to the extent the request for redemption is withdrawn.

         Section 8.5. Debentures Payable on Redemption Date. Notice of election to redeem having been given and received as aforesaid, the Debenture so to be redeemed shall on the Redemption Date (subject to the provisions of Section 8.6.), become due and payable at the Redemption Price, and on and after such date (unless the Company shall default in the payment of the Redemption Price) such Debenture shall cease to bear interest. The Company shall pay or cause to be paid the Redemption Price for such Debenture on the Redemption Date. Interest maturing on an Interest Payment Date which is on or prior to the Redemption Date shall continue to be payable to the persons entitled thereto according to the terms of this Agreement in the customary manner.

         Section 8.6. Limitation on Right of Redemption. Debentures presented for redemption pursuant to this Article 8. shall be paid in the order of their respective Presentment Dates.

         Section 8.7. Debentures Redeemed in Part. Any Debenture which is to be redeemed only in part pursuant to this Article 8. shall be surrendered with such notice as is required by Section 8.3. of this Agreement (together with, if the Company so requires, due endorsement by or a written instrument of transfer in form satisfactory to the Company duly executed by the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and deliver to the Holder of such Debenture, without service charge, a new Debenture in the principal amount equal to the unredeemed portion of the principal of the Debenture so surrendered.

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement effective the day and year first above written.

ATTEST:                                LOGAN MEDICAL DEVICES, INC.





By:                                    By:    /s/ Ronald Bruce Logan-Sinclair
   ------------------------------         ------------------------------------
                    , Secretary           Ronald Bruce Logan-Sinclair, President






/s/ Ronald Bruce Logan-Sinclair             /s/ Howard George Vincent Cooke
   ------------------------------         ------------------------------------
    Ronald Bruce Logan-Sinclair                 Howard George Vincent Cooke